CROUCH,  BIERWOLF & CHISHOLM
                   Certified Public Accountants
                   50 West Broadway, Suite 1130
                    Salt Lake City, Utah 84101
                      Office (801) 363-1175
                        Fax (801) 363-0615


January 11, 2000

Securities and Exchange Commission
Washington, DC 20549

Dear SEC,

Crouch, Bierwolf & Chisholm agrees with the following statement as contained in the filing of Form 10 for Halifax International, Inc.

For the past two fiscal years we have not had any disagreements regarding accounting practices, financial statement disclosure, or auditing scope or procedure with our former independent accountant, Crouch, Bierwolf & Chisholm; nor have their reports contained an adverse opinion or disclaimer of opinion.

Sincerely,

/s/ Crouch, Bierwolf & Chisholm
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Crouch, Bierwolf & Chisholm